UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22670

Legg Mason Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Investment Commentary and Annual Report	December 31, 2016

LEGG MASON

OPPORTUNITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

Warren Buffett once remarked that the only value of stock forecasters was to make fortune tellers look good. Despite the evident good sense of his comment, it has had no discernible deterrent effect on the recurring yearly ritual of market forecasts that are offered as the calendar flips to a new year. Every economist is expected to forecast the economy, every strategist the market and corporate earnings, every industry analyst the outlook for their industry and their forecast of which stocks will beat the market. Fund managers are not exempt from this mostly fruitless activity, as this letter attests. The good news is all these forecasts are mostly harmless, unless one is tempted to act on them.

I think that instead of trying to forecast what WILL happen, it is more useful to try to understand what IS happening and to go from there. So here goes: it is clear we are in a long running bull market in equities that began amidst deep pessimism in March 2009. That bull market grew from the high 600’s in the S&P 500 to an intraday record of 2,282.10 on January 6, 2017. For most of the past nearly 8 years the market advance has been greeted with skepticism, recalling to mind Sir John Templeton’s remark that bull markets are born in pessimism, grow in skepticism, mature in optimism, and die in euphoria. The rally that greeted the election of Donald Trump seems to have erased much of that skepticism, at least in the short run, and we may be entering the maturing phase characterized by optimism, if the forecasts of most market strategists are representative of the overall view.

The sense of optimism is not misplaced, in my opinion, unless the views of some of President elect Trump’s mercantilist and protectionist advisors become reality. Trump is about deals, not details, which suggest that the details of individual and corporate tax reform will be left to Paul Ryan and Mitch McConnell to hammer out. It appears highly likely we will get substantial individual and corporate tax relief, and a move to the standard territorial tax system adopted by most other countries, which will lead to repatriation of perhaps more than a trillion dollars of cash “trapped” overseas. Substantial regulatory relief also looks to be on the way. Fiscal stimulus may also be in the offing. Much of the hope about friendlier policies toward business has found its way into stock prices since the election, but to the

The Investment Commentary is not a part of the Annual Report.

II	Legg Mason Opportunity Trust

extent that these policies are actually forthcoming, there is still room for the market to move higher, perhaps substantially so.

The situation with bonds, though, is far different, and more ominous. The great bond bull market which began in October 1981 looks to have ended in July 2016. Treasuries began that period yielding 14%, the highest in U.S. history, and ended it yielding at 1.35%, the lowest in U.S. history. Put differently, they began it the cheapest they had ever been, and ended it the most expensive they had ever been. Risk free Treasuries beat risky stocks for a generation, something financial theory would find highly improbable if not nigh impossible. Of course they also completely trounced stocks on a risk adjusted basis. Remarkably, most of the skepticism about the market since 2009 has been about stocks and the potential stock bubble or coming stock collapse. Very little was heard about a bond bubble, even as the valuation of bonds was far in excess of stocks and remains so. Therein lies the trouble.

If the consensus is roughly right that U.S. growth will pick up in 2017 and 2018 due to the stimulative effect of the anticipated change in economic and tax policy, then rates are headed higher at both the short- and long-end of the curve, especially if inflation begins to stir, as the most recent wage reports show is happening. That means losses for bondholders, and bondholders hate losses in their “safe” assets. We have already seen redemptions in bond funds and flows into equity funds for only the second time since 2009. The first time was during the so called “taper tantrum” in 2013 when ten-year yields soared to over 3% from under 2% from the spring to late summer. The flows into equities coming from bonds were sufficient to drive the stock market up over 30% that year.

I think one of the more neglected risks of 2017 and 2018 is the “risk” that the stock market is too strong; that Templeton’s optimism phase drives stocks considerably higher, pushing valuations to levels that become excessive and which lead to little margin for error in fiscal or monetary policy. I don’t believe we are there yet with the market’s median multiple at around 18x. Bonds are still way too expensive, in my opinion, at 2.41%, to provide much competition for stocks. I believe it would take ten-year yields pushing 4% before they would have much impact on stock prices, especially, as that would likely be occurring in a strong economy with rising stock prices. The great bull market of the 1990’s happened when the ten-year averaged 6%. It took yields over 9% to finally crack the 1987 bull market.

The stock market is not as cheap as it used to be, but is also not as expensive as it is likely to get, in my opinion. Stocks appear to be trading in the range of fair value, meaning the future rates of return are likely to be in 5% to 7% area, which is the sum of earnings and dividend growth with no multiple expansions. Bonds look to have entered a long bear market whose only bright spot is that it is likely to be a benign bear market, at least to start. Fund flows from bonds to equities will likely underpin stock prices in the near to intermediate term, just as we have seen since the election.

The Investment Commentary is not a part of the Annual Report.

Legg Mason Opportunity Trust	III

Investment commentary (cont’d)

The path of least resistance for stocks, to use Jesse Livermore’s phrase, has been, and looks to continue to be, higher. The current bull market will end, as all bull markets do, when prices are so high relative to the returns on other assets that future returns become subpar. Undoubtedly, at the peak, things will be great and the outlook will be for more of the same. I do not think we are there yet and this bull could have several more years to run. Even so, bull markets are not linear, and we will undoubtedly have periods of decline, even serious decline. The 1982 to 1999 bull market saw a crash greater than the crash of 1929 in 1987, a banking collapse and recession in 1990, and numerous corrections.

A stock market trading at fair value usually contains a mix of cheap stocks, fairly priced stocks, and expensive stocks. This market is no exception, and should provide enough opportunity for the enterprising investor to have a good 2017. We think homebuilders, airlines, selected technology and financials all offer worthwhile opportunities. The battered Heath Care sector particularly has many companies selling at attractive valuations.

Best wishes for a prosperous 2017.

Bill Miller, CFA

Portfolio Manager

LMM LLC

January 7, 2017

Discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security.

Portfolio holdings and breakdowns are as of December 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2016 were: United Continental Holdings Inc. (5.4%), Delta Air Lines Inc. (5.3%), American Airlines Group Inc. (5.2%), Bank of America Corp. (4.6%), MGIC Investment Corp. (4.6%), Amazon.com Inc. (4.6%), JPMorgan Chase & Co., Warrants (4.5%), Apple Inc., Call @ $100.00 (4.3%), Intrexon Corp. (4.3%) and OneMain Holdings Inc. (4.3%). Please refer to pages 13 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2016 were: Financials (26.6%), Consumer Discretionary (21.1%), Health Care (17.4%), Industrials (15.9%) and Information Technology (15.2%). The Fund’s portfolio composition is subject to change at any time.

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Opportunity Trust

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Data cited have been obtained from sources believed to be reliable, but accuracy and completeness cannot be guaranteed. Past performance is no guarantee of future results.

The Investment Commentary is not a part of the Annual Report.

Legg Mason Opportunity Trust	V

Annual Report	December 31, 2016

LEGG MASON

OPPORTUNITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Opportunity Trust for the twelve-month reporting period ended December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On August 11, 2016, Legg Mason, Inc. (“Legg Mason”) announced a definitive agreement to sell Legg Mason’s ownership stake in LMM LLC (“LMM”) to Bill Miller. Currently, 50% of LMM is owned by Legg Mason and 50% of LMM is owned by Mr. Miller and an entity controlled by him. The transaction is targeted to close (the “Closing”) in early 2017, but is subject to certain conditions, and may be delayed or may not close under certain circumstances. LMM serves as the investment manager to the Fund, a series of Legg Mason Investment Trust. Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a wholly-owned subsidiary of Legg Mason, serves as the administrator to the Fund.

In connection with the transaction, LMPFA and LMM recommended to the Fund’s Board of Trustees that it approve a reorganization pursuant to which the Fund would be acquired, and its liabilities would be assumed by a newly organized series (the “Acquiring Fund”) of the Trust for Advised Portfolios (a mutual fund company which is not affiliated with Legg Mason) in return for shares of the Acquiring Fund. The Fund would then distribute the shares it receives from the Acquiring Fund to its shareholders and the Fund would then be terminated.

On August 31, 2016, the Fund’s Board of Trustees approved the Fund reorganization, subject to certain conditions. LMM will serve as investment adviser for the Acquiring Fund, thereby maintaining the continuity of the Fund’s investment program. Members of the Fund’s portfolio management team are expected to serve in the same capacity for the Acquiring Fund after the Fund reorganization. The Closing will have the effect of terminating LMM’s investment management agreement for the Fund. No sales loads, commissions, or other similar fee will be charged in connection with the Fund reorganization. The Fund will not bear any costs of the Fund reorganization. The costs of the Fund reorganization will be borne by LMM, LMPFA, or their affiliates. At a special meeting held on February 3, 2017, Fund shareholders approved the reorganization. The Fund reorganization is subject to the satisfaction of certain conditions. If the required conditions are satisfied, the Fund reorganization is expected to occur on or about February 24, 2017 or such other date as the parties may agree.

Prior to the Fund reorganization, shareholders can continue to purchase, redeem and exchange shares subject to certain limitations described below and in the Fund’s prospectus. Effective as of the close of business one day prior to the Fund reorganization, the

Legg Mason Opportunity Trust 2016 Annual Report	1

Letter from the president (cont’d)

Fund’s exchange privilege with other funds in the Legg Mason family of funds will cease. Shareholders of the Fund will be allowed to purchase and redeem shares through the date of the Fund reorganization. It is expected that neither the Fund nor its shareholders will recognize gain or loss as a direct result of the Fund reorganization and that the aggregate tax basis in the Acquiring Fund shares received by the Fund shareholder will be the same as the shareholder’s aggregate tax basis in the Fund shares. Shareholders should talk to their tax adviser about any state, local and other tax consequences of the Fund’s reorganization.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 3, 2017

2	Legg Mason Opportunity Trust 2016 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund normally invests in securities, derivatives and other financial instruments that, in the portfolio managers’ opinion, offer the opportunity for long-term growth of capital. The portfolio managers exercise a flexible strategy in the selection of investments, not limited by investment style or asset class. The investment strategy typically involves identifying instances where the manager believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The Fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, debt securities, derivatives and other financial instruments. The Fund may also engage to a substantial degree in short sales of securities and other instruments, and can borrow money for investment purposes in amounts up to 10% of its net assets, a practice known as “leveraging.” Although the portfolio managers consider ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Fund, such securities may include investments rated below investment grade, commonly known as “junk” bonds, and unrated securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The S&P 500 Indexi finished the year up 11.96% after the worst ever first two weeks of the twelve-month reporting period ended December 31, 2016. The Dow Jones Industrial Average (“DJIA”)ii followed suit returning 16.50% for the year with the NASDAQ Composite Indexiii lagging behind both, closing out the year with a rise of 8.87%. Ten out of the eleven sectors in the S&P 500 Index posted positive returns at year end, with the Energy and Telecommunication Services sectors gaining the most with returns of 27.36% and 23.49%, respectively. On the other hand, the Health Care sector did the worst, posting a return of -2.69%. Small-cap stocks outperformed mid-cap stocks, which beat large-cap names. Specifically, the small-cap Russell 2000 Indexiv returned 21.31%, ahead of the Russell Midcap Index’sv 13.80% return for the year. The large-cap Russell 1000 Indexvi posted a 12.05% return. Value stocks outperformed growth stocks with the Russell 1000 Value Indexvii rising 17.34% compared with the Russell 1000 Growth Index’sviii increase of 7.08% over the year. Stocks outperformed bonds, with the Bloomberg Barclays U.S. Aggregate Indexix underperforming all equity benchmarks with a 2.65% return. Long-dated U.S. Treasuries underperformed with the Bloomberg Barclays US Long-Term Treasury Bond Total Return Indexx rising 1.33%. Gold rebounded in 2016, increasing by 8.05%. The U.S. Dollar Index (“USDX”)xi continued its appreciation, increasing 3.63%, while oil prices bounced back from 2015 rising 45.03%. All major developed countries ended the year up in local currency terms, with Canada being the top country with a total return of 21.08% in local currency terms. Emerging market countries also had a strong year with Brazil and Russia posting the largest gains in local currency terms, 38.93% and 32.77%, respectively.

The stock market continued to move higher in the fourth quarter of 2016 following the U.S. election results in November 2016. The

Legg Mason Opportunity Trust 2016 Annual Report	3

Fund overview (cont’d)

DJIA led the charge with an 8.66% quarterly gain, while the S&P 500 Index gained 3.82% and the NASDAQ Composite Index rose 1.69%. The market started the quarter down with apprehension before the election, but rebounded afterwards with the move higher being coined the “Trump Rally”. In December 2016, the Federal Reserve Board (the “Fed”)xii raised interest rates for the second time in almost a decade. Eight out of the eleven sectors in the S&P 500 Index posted positive returns for the quarter, with the Financials and Energy sectors gaining the most with 21.05% and 7.28% returns, respectively. The Real Estate and Health Care sectors performed the worst with losses of 4.41% and 4.00%, respectively.

Q. How did we respond to these changing market conditions?

A. The Fund initiated 11 new positions throughout the course of the year and eliminated 29. The activity was driven by bottoms-up stock picking, as opposed to a wholesale shift in strategic portfolio positioning. The Fund continues to monetize volatility in the market by paring back winners and adding to names where the market doesn’t appropriately reflect the embedded intrinsic value. The Fund remains positioned primarily in four areas: Housing, Financials, Airlines and selected Technology. The Fund dramatically increased its weight in the Health Care sector after the sector underperformed the market this year and now is the sole sector that trades at a discount to its long term historical averages. The weight in the Financials sector increased from roughly 17% at the end of 2015 to about 31% at the end of 2016 and the weight in the Health Care sector increased from roughly 8% in 2015 to 17% at the end of 2016.

Performance review

For the twelve months ended December 31, 2016, Class C shares of Legg Mason Opportunity Trust, excluding sales charges, returned -1.04%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 11.96% for the same period. The Lipper Multi-Cap Core Funds Category Average1 returned 10.27% over the same time frame.

Performance Snapshot as of December 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months†
Legg Mason Opportunity Trust:
Class A	24.74%	-0.26%
Class C	24.24%	-1.04%
Class FI	24.73%	-0.25%
Class R	24.51%	-0.57%
Class I	24.95%	0.10%
S&P 500 Index	7.82%	11.96%
Lipper Multi-Cap Core Funds Category Average[1]	8.54%	10.27%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 761 funds for the six-month period and among the 743 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return for the twelve months ended December 31, 2016 for Class A, Class C, Class FI, Class R and Class I shares would have been -0.37%, -1.15%, -0.36%, -0.68% and -0.05%, respectively.

4	Legg Mason Opportunity Trust 2016 Annual Report

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.22%, 1.98%, 1.25%, 1.55% and 0.97%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The JPMorgan Chase & Co. Warrants were among the top three contributors with returns of 84.66% for the period. The Apple Inc. C95 1/18 call options were the second top contributor with a total return of 27.50%. United Continental Holdings finished out the group with a total return of 26.43%.

Q. What were the leading detractors from performance?

A. Valeant Pharmaceuticals International Inc. was the biggest detractor during the year declining 86.03%. This was followed by Endo International PLC, which underperformed in 2016, declining 41.79% over the year. OneMain Holdings finished out the year down 45.86%.

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated 11 new positions during the year while eliminating 29 holdings for a net move of 18 eliminated holdings, bringing the Fund’s total names to 36. The Fund’s top ten holdings by issuer increased to 47.05% of the portfolio from 45.72% in the prior year.

The Fund was most active in the Health Care sector. In the Health Care sector, we initiated positions in Valeant Pharmaceuticals, Endo International PLC, Alexion Pharmaceuticals and Allergan PLC. As for selling activity, the Fund sold out of the most positions in the Consumer Discretionary sector. Some of the holdings that were eliminated were Boyd Gaming Corp., Groupon Inc., KB Home, JD.com Inc. and Priceline Group.

Thank you for your investment in Legg Mason Opportunity Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The Legg Mason Opportunity Trust Team LMM LLC

January 7, 2017

RISKS: Equity securities are subject to price and market fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options, forwards and futures, can be illiquid, may disproportionately increase losses, and have a potentially large

Legg Mason Opportunity Trust 2016 Annual Report	5

Fund overview (cont’d)

impact on Fund performance. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in fixed-income securities, including junk bonds, real estate investment trusts, convertible securities, investment companies and exchange-traded funds and large-cap stocks and utilizing leverage. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2016 were: United Continental Holdings Inc. (5.4%), Delta Air Lines Inc. (5.3%), American Airlines Group Inc. (5.2%), Bank of America Corp. (4.6%), MGIC Investment Corp. (4.6%), Amazon.com Inc. (4.6%), JPMorgan Chase & Co., Warrants (4.5%), Apple Inc., Call @ $100.00 (4.3%), Intrexon Corp. (4.3%) and OneMain Holdings Inc. (4.3%). Please refer to pages 13 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2016 were: Financials (26.6%), Consumer Discretionary (21.1%), Health Care (17.4%), Industrials (15.9%) and Information Technology (15.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Legg Mason Opportunity Trust 2016 Annual Report

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iv

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

vii

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

viii

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]	The Bloomberg Barclays US Long-Term Treasury Bond Total Return Index measures US dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

xi	The U.S. Dollar Index (“USDX”) is a measure of the value of the U.S. dollar relative to a majority of its most significant trading partners.

xii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Legg Mason Opportunity Trust 2016 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2016 and December 31, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Legg Mason Opportunity Trust 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	24.74%	$1,000.00	$1,247.40	1.31%	$7.40	Class A	5.00%	$1,000.00	$1,018.55	1.31%	$6.65
Class C	24.24	1,000.00	1,242.40	2.09	11.78	Class C	5.00	1,000.00	1,014.63	2.09	10.58
Class FI	24.73	1,000.00	1,247.30	1.30	7.34	Class FI	5.00	1,000.00	1,018.60	1.30	6.60
Class R	24.51	1,000.00	1,245.10	1.66	9.37	Class R	5.00	1,000.00	1,016.79	1.66	8.42
Class I	24.95	1,000.00	1,249.50	1.04	5.88	Class I	5.00	1,000.00	1,019.91	1.04	5.28

Legg Mason Opportunity Trust 2016 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

10	Legg Mason Opportunity Trust 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A‡	Class C‡	Class FI‡	Class R‡	Class I‡
Twelve Months Ended 12/31/16	-0.26%	-1.04%	-0.25%	-0.57%	0.10%
Five Years Ended 12/31/16	21.32	20.39	21.28	20.83	21.67
Ten Years Ended 12/31/16	N/A	1.79	2.48	2.18	2.88
Inception* through 12/31/16	18.94	—	—	—	—

With sales charges[2]	Class A‡	Class C‡	Class FI‡	Class R‡	Class I‡
Twelve Months Ended 12/31/16	-6.00%	-2.03%	-0.25%	-0.57%	0.10%
Five Years Ended 12/31/16	19.88	20.39	21.28	20.83	21.67
Ten Years Ended 12/31/16	N/A	1.79	2.48	2.18	2.88
Inception* through 12/31/16	18.05	—	—	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 12/31/16)	294.28%
Class C (12/31/06 through 12/31/16)	19.39
Class FI (12/31/06 through 12/31/16)	27.71
Class R (12/31/06 through 12/31/16)	24.04
Class I (12/31/06 through 12/31/16)	32.87

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

‡	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R and I shares are February 3, 2009, December 30, 1999, February 13, 2004, December 28, 2006 and June 26, 2000, respectively.

Legg Mason Opportunity Trust 2016 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C Shares of Legg Mason Opportunity Trust vs. S&P 500 Index† — December 2006 - December 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of Legg Mason Opportunity Trust on December 31, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Legg Mason Opportunity Trust 2016 Annual Report

Schedule of investments

December 31, 2016

Legg Mason Opportunity Trust

Security	Shares	Value
Common Stocks — 102.0%
Consumer Discretionary — 21.1%
Household Durables — 11.5%
Lennar Corp., Class A Shares	1,200,000	$51,516,000	(a)
PulteGroup Inc.	2,600,000	47,788,000	(a)
Taylor Morrison Home Corp., Class A Shares	1,660,000	31,971,600	*
TRI Pointe Group Inc.	1,500,000	17,220,000	*
Total Household Durables		148,495,600
Internet & Direct Marketing Retail — 4.6%
Amazon.com Inc.	78,702	59,016,269	*
Multiline Retail — 2.8%
RH	1,200,000	36,840,000
Specialty Retail — 2.2%
GameStop Corp., Class A Shares	1,150,000	29,049,000	(a)
Total Consumer Discretionary		273,400,869
Financials — 26.6%
Banks — 7.8%
Bank of America Corp.	2,700,000	59,670,000	(a)
Citigroup Inc.	700,000	41,601,000
Total Banks		101,271,000
Consumer Finance — 4.3%
OneMain Holdings Inc.	2,500,000	55,350,000	*
Diversified Financial Services — 1.2%
GTY Technology Holdings Inc.	1,483,000	15,571,500	*
Insurance — 3.5%
Genworth Financial Inc., Class A Shares	11,700,000	44,577,000	*(a)
Thrifts & Mortgage Finance — 9.8%
MGIC Investment Corp.	5,800,000	59,102,000	*(a)
Nationstar Mortgage Holdings Inc.	1,600,000	28,896,000	*
PennyMac Financial Services Inc., Class A Shares	1,080,000	17,982,000	*
Radian Group Inc.	1,170,000	21,036,600
Total Thrifts & Mortgage Finance		127,016,600
Total Financials		343,786,100
Health Care — 17.4%
Biotechnology — 8.5%
Alexion Pharmaceuticals Inc.	75,000	9,176,250	*
Gilead Sciences Inc.	350,000	25,063,500	(a)
Intrexon Corp.	2,300,000	55,890,000	*(a)
ZIOPHARM Oncology Inc.	3,690,000	19,741,500	*
Total Biotechnology		109,871,250

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2016 Annual Report	13

Schedule of investments (cont’d)

December 31, 2016

Legg Mason Opportunity Trust

Security		Shares	Value
Pharmaceuticals — 8.9%
Allergan PLC		100,000	$21,001,000	*
Endo International PLC		2,500,000	41,175,000	*
Valeant Pharmaceuticals International Inc.		3,600,000	52,272,000	*
Total Pharmaceuticals			114,448,000
Total Health Care			224,319,250
Industrials — 15.9%
Airlines — 15.9%
American Airlines Group Inc.		1,450,000	67,700,500	(a)
Delta Air Lines Inc.		1,400,000	68,866,000	(a)
United Continental Holdings Inc.		950,000	69,236,000	*(a)
Total Industrials			205,802,500
Information Technology — 15.2%
Internet Software & Services — 13.6%
Endurance International Group Holdings Inc.		5,300,000	49,290,000	*
Pandora Media Inc.		4,100,000	53,464,000	*(b)
Quotient Technology Inc.		4,700,000	50,525,000	*(c)
Twitter Inc.		1,350,000	22,005,000	*
Total Internet Software & Services			175,284,000
Technology Hardware, Storage & Peripherals — 1.6%
Seagate Technology PLC		540,000	20,611,800
Total Information Technology			195,895,800
Investment Funds — 1.7%
Pangaea One, LP		37,744,252	22,145,798	(c)(d)(e)
Materials — 4.1%
Chemicals — 4.1%
Platform Specialty Products Corp.		5,400,000	52,974,000	*(a)
Total Common Stocks (Cost — $1,595,211,358)			1,318,324,317

	Expiration Date	Contracts
Purchased Options — 4.6%
Apple Inc., Call @ $100.00	1/19/18	27,000	56,025,000
Twitter Inc., Call @ $18.00	1/19/18	15,000	3,975,000
Total Purchased Options (Cost — $58,266,657)			60,000,000

		Warrants
Warrants — 4.4%
JPMorgan Chase & Co. (Cost — $54,636,652)	10/28/18	1,300,000	57,551,000	*
Total Investments — 111.0% (Cost — $1,708,114,667#)			1,435,875,317
Liabilities in Excess of Other Assets — (11.0)%			(142,809,463)
Total Net Assets — 100.0%			$1,293,065,854

See Notes to Financial Statements.

14	Legg Mason Opportunity Trust 2016 Annual Report

Legg Mason Opportunity Trust

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 6).

(b)	All or a portion of this security is pledged to cover future purchase commitments.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2016, the total market value of investments in Affiliated Companies was $72,670,798 and the cost was $98,776,930 (See Note 8).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Restricted security (See Note 9).

#	Aggregate cost for federal income tax purposes is $1,694,410,059.

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2016 Annual Report	15

Statement of assets and liabilities

December 31, 2016

Assets:
Investments in unaffiliated securities, at value (Cost — $1,609,337,737)	$1,363,204,519
Investments in affiliated securities, at value (Cost — $98,776,930)	72,670,798
Cash	2,103,100
Receivable for securities sold	4,098,529
Receivable for Fund shares sold	1,088,911
Dividends receivable	583,200
Prepaid expenses	85,519
Total Assets	1,443,834,576

Liabilities:
Loan payable (Note 6)	143,000,000
Payable for securities purchased	2,906,386
Payable for Fund shares repurchased	2,491,351
Investment management fee payable	863,192
Service and/or distribution fees payable	627,690
Interest payable	180,475
Trustees’ fees payable	23,974
Accrued expenses	675,654
Total Liabilities	150,768,722
Total Net Assets	$1,293,065,854

Net Assets:
Par value (Note 7)	$684
Paid-in capital in excess of par value	2,373,637,994
Accumulated net investment loss	(254,641)
Accumulated net realized loss on investments	(808,078,833)
Net unrealized depreciation on investments	(272,239,350)
Total Net Assets	$1,293,065,854

See Notes to Financial Statements.

16	Legg Mason Opportunity Trust 2016 Annual Report

Net Assets:
Class A	$216,973,601
Class C	$657,038,364
Class FI	$22,474,414
Class R	$7,707,539
Class I	$388,871,936

Shares Outstanding:
Class A	11,442,589
Class C	36,414,452
Class FI	1,148,223
Class R	403,522
Class I	18,944,489

Net Asset Value:
Class A (and redemption price)	$18.96
Class C*	$18.04
Class FI (and redemption price)	$19.57
Class R (and redemption price)	$19.10
Class I (and redemption price)	$20.53
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.12

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2016 Annual Report	17

Statement of operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from unaffiliated investments	$8,673,041
Dividends from affiliated investments	1,928,146
Less: Foreign taxes withheld	(10,107)
Total Investment Income	10,591,080

Expenses:
Investment management fee (Note 2)	10,529,331
Service and/or distribution fees (Notes 2 and 5)	7,338,770
Interest expense (Note 6)	1,807,637
Transfer agent fees (Note 5)	1,584,730
Trustees’ fees	152,100
Registration fees	131,992
Legal fees	131,589
Fund accounting fees	110,307
Audit and tax fees	83,350
Shareholder reports	63,149
Custody fees	29,183
Insurance	26,964
Miscellaneous expenses	21,004
Total Expenses	22,010,106
Net Investment Loss	(11,419,026)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions in unaffiliated securities	721,065,048
Investment transactions in affiliated securities	7,373,615
Net Realized Gain	728,438,663
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	(837,240,561)
Affiliated investments	(5,083,906)
Change in Net Unrealized Appreciation (Depreciation)	(842,324,467)
Net Loss on Investments	(113,885,804)
Decrease in Net Assets From Operations	$(125,304,830)

See Notes to Financial Statements.

18	Legg Mason Opportunity Trust 2016 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2016	2015

Operations:
Net investment loss	$(11,419,026)	$(14,933,527)
Net realized gain	728,438,663	165,255,422
Change in net unrealized appreciation (depreciation)	(842,324,467)	(152,815,885)
Decrease in Net Assets From Operations	(125,304,830)	(2,493,990)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	262,614,335	538,340,267
Cost of shares repurchased	(944,628,866)	(451,953,171)
Cost of shares redeemed in-kind (Note 11)	(146,819,618)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(828,834,149)	86,387,096
Increase (Decrease) in Net Assets	(954,138,979)	83,893,106

Net Assets:
Beginning of year	2,247,204,833	2,163,311,727
End of year*	$1,293,065,854	$2,247,204,833
*Includes accumulated net investment loss of:	$(254,641)	$(301,553)

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2016 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$19.01	$18.92	$17.06	$10.27	$7.30

Income (loss) from operations:
Net investment income (loss)	(0.09)	(0.10)	0.03	0.07	0.10
Net realized and unrealized gain	0.04 [2]	0.19	1.83	6.89	2.87
Total income (loss) from operations	(0.05)	0.09	1.86	6.96	2.97

Less distributions from:
Net investment income	—	—	—	(0.17)	—
Total distributions	—	—	—	(0.17)	—

Net asset value, end of year	$18.96	$19.01	$18.92	$17.06	$10.27
Total return[3]	(0.26)%[4]	0.48%[4]	10.97%	68.03%	40.68%

Net assets, end of year (000s)	$216,974	$249,577	$170,661	$130,470	$47,770

Ratios to average net assets:
Gross expenses[5]	1.31%	1.19%	1.19%	1.21%	1.31%
Net expenses[5]	1.31	1.19	1.19	1.21	1.31
Net investment income (loss)	(0.52)	(0.47)	0.18	0.48	1.13

Portfolio turnover rate	85%[6]	16%	32%	17%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.37)% and 0.42% for the years ended December 31, 2016 and 2015, respectively.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

20	Legg Mason Opportunity Trust 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$18.23	$18.27	$16.61	$10.01	$7.17

Income (loss) from operations:
Net investment income (loss)	(0.21)	(0.23)	(0.11)	(0.04)	0.03
Net realized and unrealized gain	0.02 [2]	0.19	1.77	6.71	2.81
Total income (loss) from operations	(0.19)	(0.04)	1.66	6.67	2.84

Less distributions from:
Net investment income	—	—	—	(0.07)	—
Total distributions	—	—	—	(0.07)	—

Net asset value, end of year	$18.04	$18.23	$18.27	$16.61	$10.01
Total return[3]	(1.04)%[4]	(0.22)%[4]	9.99%	66.82%	39.61%

Net assets, end of year (000s)	$657,038	$864,654	$904,354	$893,441	$623,338

Ratios to average net assets:
Gross expenses[5]	2.09%	1.95%	1.98%	2.02%	2.08%
Net expenses[5]	2.09	1.95	1.98	2.02	2.08
Net investment income (loss)	(1.30)	(1.21)	(0.61)	(0.33)	0.34

Portfolio turnover rate	85%[6]	16%	32%	17%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (1.15)% and (0.27)% for the years ended December 31, 2016 and 2015, respectively.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2016 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$19.62	$19.54	$17.63	$10.62	$7.55

Income (loss) from operations:
Net investment income (loss)	(0.10)	(0.10)	0.02	0.06	0.11
Net realized and unrealized gain	0.05 [2]	0.18	1.89	7.13	2.96
Total income (loss) from operations	(0.05)	0.08	1.91	7.19	3.07

Less distributions from:
Net investment income	—	—	—	(0.18)	—
Total distributions	—	—	—	(0.18)	—

Net asset value, end of year	$19.57	$19.62	$19.54	$17.63	$10.62
Total return[3]	(0.25)%[4]	0.41%[4]	10.90%	67.97%	40.66%

Net assets, end of year (000s)	$22,474	$43,464	$74,096	$105,824	$40,860

Ratios to average net assets:
Gross expenses[5]	1.35%	1.22%	1.25%	1.27%	1.40%
Net expenses[5]	1.35	1.22	1.25	1.27	1.40
Net investment income (loss)	(0.56)	(0.47)	0.13	0.45	1.19

Portfolio turnover rate	85%[6]	16%	32%	17%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.36)% and 0.36% for the years ended December 31, 2016 and 2015, respectively.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	Legg Mason Opportunity Trust 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$19.21	$19.18	$17.37	$10.48	$7.48

Income (loss) from operations:
Net investment income (loss)	(0.15)	(0.16)	(0.05)	0.00 [2]	0.06
Net realized and unrealized gain	0.04 [3]	0.19	1.86	7.01	2.94
Total income (loss) from operations	(0.11)	0.03	1.81	7.01	3.00

Less distributions from:
Net investment income	—	—	—	(0.12)	—
Total distributions	—	—	—	(0.12)	—

Net asset value, end of year	$19.10	$19.21	$19.18	$17.37	$10.48
Total return[4]	(0.57)%[5]	0.16%[5]	10.42%	67.18%	40.11%

Net assets, end of year (000s)	$7,708	$7,864	$6,361	$6,041	$3,280

Ratios to average net assets:
Gross expenses[6]	1.66%	1.52%	1.64%	1.69%	1.75%
Net expenses[6]	1.66	1.52	1.64	1.69	1.75
Net investment income (loss)	(0.86)	(0.80)	(0.27)	0.02	0.68

Portfolio turnover rate	85%[7]	16%	32%	17%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.68)% and 0.10% for the years ended December 31, 2016 and 2015, respectively.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2016 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$20.51	$20.36	$18.31	$11.01	$7.80

Income (loss) from operations:
Net investment income (loss)	(0.06)	(0.05)	0.08	0.11	0.14
Net realized and unrealized gain	0.08 [2]	0.20	1.98	7.38	3.07
Total income from operations	0.02	0.15	2.06	7.49	3.21

Less distributions from:
Net investment income	—	—	(0.01)	(0.19)	—
Total distributions	—	—	(0.01)	(0.19)	—

Net asset value, end of year	$20.53	$20.51	$20.36	$18.31	$11.01
Total return[3]	0.10%[4]	0.74%[4]	11.23%	68.45%	41.15%

Net assets, end of year (000s)	$388,872	$1,081,646	$1,007,840	$737,849	$282,860

Ratios to average net assets:
Gross expenses[5]	1.05%	0.94%	0.94%	0.93%	1.01%
Net expenses[5]	1.05	0.94	0.94	0.93	1.01
Net investment income (loss)	(0.30)	(0.21)	0.43	0.75	1.44

Portfolio turnover rate	85%[6]	16%	32%	17%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.05)% and 0.69% for the years ended December 31, 2016 and 2015, respectively.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	Legg Mason Opportunity Trust 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Opportunity Trust (the “Fund”) is a separate diversified investment series of Legg Mason Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Legg Mason Opportunity Trust 2016 Annual Report	25

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Legg Mason Opportunity Trust 2016 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Investment funds	—	—	$22,145,798	$22,145,798
Other common stocks	$1,296,178,519	—	—	1,296,178,519
Purchased options	60,000,000	—	—	60,000,000
Warrants	57,551,000	—	—	57,551,000
Total investments	$1,413,729,519	—	$22,145,798	$1,435,875,317

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks
Investments in Securities	Information Technology	Investment Funds	Convertible Preferred Stocks	Corporate Bonds & Notes	Total
Balance as of December 31, 2015	$49,027	$37,005,256	$26,083	$1,373,570	$38,453,936
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)[1]	(26,611,423)	(1,300,204)	(17,576,422)	(7,423,579)	(52,911,628)
Change in unrealized appreciation (depreciation)[2]	26,662,396	2,112,053	17,550,339	6,050,009	52,374,797
Purchases	—	—	—	—	—
Sales	(100,000)	(15,671,307)	—	—	(15,771,307)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of December 31, 2016	—	$22,145,798	—	—	$22,145,798
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2016[2]	—	$2,112,053	—	—	$2,112,053

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived

Legg Mason Opportunity Trust 2016 Annual Report	27

Notes to financial statements (cont’d)

utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 12/31/16 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests (classified as Common Stock)	$22,146	NAV of Limited Partnership Interest	Liquidity discount	10%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

28	Legg Mason Opportunity Trust 2016 Annual Report

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the year ended December 31, 2016, the Fund did not receive any commission rebates.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Legg Mason Opportunity Trust 2016 Annual Report	29

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Fund holds interests in certain securities that are treated as partnerships for Federal income tax purposes. These entities may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted as a result of such an audit. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$12,433,711	$160,859,838	$(173,293,549)
(b)	(967,773)	967,773	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward, a tax net operating loss and book/tax differences in the treatment of an in-kind distribution of securities.

(b)	Reclassifications are due to book/tax differences in the treatment of limited partnership investments.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with LMM LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with investment advisory and management services, including the management of cash and short-term instruments, and provides certain oversight services to the Fund. For LMM’s services, the Fund pays a fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of the average daily net assets of the Fund in excess of $100 million.

LMM has delegated certain administrative responsibilities to Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA serves as administrator to the Fund under an administrative services agreement with LMM. For LMPFA’s services to the Fund, LMM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMPFA has agreed to waive indefinitely all fees payable to it under the agreement. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). LMM is an affiliate of Legg Mason.

30	Legg Mason Opportunity Trust 2016 Annual Report

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2016, LMIS and its affiliates retained sales charges of $28,813 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$14,880	$43,667

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,303,436,319
Sales	1,918,784,652	*

*	Excludes the value of securities delivered as a result of a redemption in-kind totaling $146,819,618 (See Note 11).

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$32,358,568
Gross unrealized depreciation	(290,893,310)
Net unrealized depreciation	$(258,534,742)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2016.

Legg Mason Opportunity Trust 2016 Annual Report	31

Notes to financial statements (cont’d)

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$60,000,000

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$134,368,373

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(135,659,058)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from unaffiliated investments in the Statement of Operations.

During the year ended December 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$174,220,475

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$60,000,000	—	$60,000,000

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and

32	Legg Mason Opportunity Trust 2016 Annual Report

0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$549,714	$227,234
Class C	6,682,746	862,691
Class FI	70,507	39,765
Class R	35,803	14,133
Class I	—	440,907
Total	$7,338,770	$1,584,730

6. Line of credit

The Fund may borrow for investment purposes, also known as “leveraging” from a $150,000,000 line of credit (“Leveraging Credit Agreement”) with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus the LIBOR rate margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the Bank of Nova Scotia. The Fund’s Leveraging Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the Leveraging Credit Agreement for the year ended December 31, 2016 was $1,807,637. The Fund incurred no commitment fee for the year ended December 31, 2016. At December 31, 2016, the Fund had $143,000,000 of borrowings outstanding per the Leveraging Credit Agreement. For the year ended December 31, 2016, the average daily borrowings were $142,426,230 and the weighted average interest rate was 1.27%.

7. Shares of beneficial interest

At December 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

Legg Mason Opportunity Trust 2016 Annual Report	33

Notes to financial statements (cont’d)

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,306,176	$104,255,654	7,431,991	$150,346,427
Shares repurchased	(7,995,728)	(132,787,573)	(3,321,890)	(66,062,487)
Net increase (decrease)	(1,689,552)	$(28,531,919)	4,110,101	$84,283,940

Class C
Shares sold	1,277,429	$20,393,410	3,484,602	$67,355,603
Shares repurchased	(12,305,506)	(199,291,344)	(5,535,774)	(106,491,996)
Net decrease	(11,028,077)	$(178,897,934)	(2,051,172)	$(39,136,393)

Class FI
Shares sold	121,051	$2,087,903	1,023,316	$21,158,669
Shares repurchased	(1,187,708)	(20,447,732)	(2,601,373)	(54,680,689)
Net decrease	(1,066,657)	$(18,359,829)	(1,578,057)	$(33,522,020)

Class R
Shares sold	129,441	$2,149,277	181,335	$3,657,856
Shares repurchased	(135,314)	(2,255,960)	(103,533)	(2,068,462)
Net increase (decrease)	(5,873)	$(106,683)	77,802	$1,589,394

Class I
Shares sold	7,350,101	$133,728,091	13,669,248	$295,821,712
Shares repurchased	(32,952,348)	(589,846,257)	(10,436,100)	(222,649,537)
Shares redeemed in-kind	(8,197,634)	(146,819,618)	—	—
Net increase (decrease)	(33,799,881)	$(602,937,784)	3,233,148	$73,172,175

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2016:

	Affiliate Mkt Value at 12/31/15	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 12/31/16	Realized Gain (Loss) on Sales/ Distributions
		Cost	Shares/ Interests	Cost	Shares/ Interests
Pangaea One, LP	$37,005,256	—	—	$16,971,511	16,971,511	$1,928,146	$22,145,798	$1,407,537
PennyMac Financial Services Inc., Class A Shares*	19,968,000	—	—	3,614,084	220,000	—	—	(841,787)
Quotient Technology Inc.**	—	$48,658,382	4,558,800	30,972,927	3,358,800	—	50,525,000	6,807,865
	$56,973,256	$48,658,382		$51,558,522		$1,928,146	$72,670,798	$7,373,615

*	This security is no longer an affiliated company as of December 31, 2016.

**	This security was not an affiliated company as of December 31, 2015.

34	Legg Mason Opportunity Trust 2016 Annual Report

9. Restricted securities

The following Fund investments are restricted as to resale and, in absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Shares/Interests	Acquisition Date(s)		Cost	Fair Value at 12/31/16	Value per Share	Percent of Net Assets	Open Commitments
Pangaea One, LP	37,744,252	—	A	$37,744,252	$22,145,798	$0.59	1.71%	$2,188,093	B

A	Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At December 31, 2016, the Fund had open commitments of $2,188,093.

10. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal years ended December 31, 2016 and 2015.

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward**	$(821,783,440)
Other book/tax temporary differences(a)	(254,642)
Unrealized appreciation (depreciation)(b)	(258,534,742)
Total accumulated earnings (losses) — net	$(1,080,572,824)

**	During the taxable year ended December 31, 2016, the Fund utilized $664,607,545 of its capital loss carryforward available from prior years. As of December 31, 2016, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2017	$(821,783,440)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

11. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2016, the Fund had redemptions-in-kind with total proceeds in the amount of $146,819,618. The net realized gains on these redemptions-in-kind amounted to $62,872,919, which was not realized for tax purposes.

12. Reorganization

On August 11, 2016, Legg Mason announced a definitive agreement to sell Legg Mason’s ownership stake in LMM to Bill Miller. Currently, 50% of LMM is owned by Legg Mason and 50% of LMM is owned by Mr. Miller and an entity controlled by him. The transaction is

Legg Mason Opportunity Trust 2016 Annual Report	35

Notes to financial statements (cont’d)

targeted to close (the “Closing”) in early 2017, but is subject to certain conditions, and may be delayed or may not close under certain circumstances. LMM serves as the investment manager to the Fund.

In connection with the transaction, LMPFA and LMM recommended to the Fund’s Board of Trustees that it approve a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed by a newly organized series (the “Acquiring Fund”) of the Trust for Advised Portfolios (a mutual fund company which is not affiliated with Legg Mason) in return for shares of the Acquiring Fund. The Fund would then distribute the shares it receives from the Acquiring Fund to its shareholders and the Fund would then be terminated.

On August 31, 2016, the Fund’s Board of Trustees approved the Fund reorganization, subject to shareholder approval and certain other conditions. LMM will serve as investment adviser for the Acquiring Fund, thereby maintaining the continuity of the Fund’s investment program. Members of the Fund’s portfolio management team are expected to serve in the same capacity for the Acquiring Fund after the Fund reorganization. The Closing will have the effect of terminating LMM’s management agreement for the Fund. No sales loads, commissions, or other similar fee will be charged in connection with the Fund reorganization. The Fund will not bear any costs of the Fund reorganization. The costs of the Fund reorganization will be borne by LMM, LMPFA, or their affiliates. The Fund reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders, and shareholder approval of the reorganization of one other fund for which LMM currently serves as investment manager. If the required conditions are satisfied, the Fund reorganization is expected to occur on or about February 24, 2017 or such other date as the parties may agree.

13. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

14. Subsequent event

A Special Meeting of Shareholders was held on February 3, 2017 and the Fund’s shareholders approved the reorganization of the Fund into Miller Opportunity Trust, a newly organized series of the Trust for Advised Portfolios. The reorganization of the Fund is subject to the satisfaction of certain conditions. If the required conditions are satisfied, the Fund reorganization is expected to occur on or about February 24, 2017 or such other date as the parties may agree. The reorganization may be delayed or may not close under certain circumstances.

36	Legg Mason Opportunity Trust 2016 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Investment Trust and to the Shareholders of Legg Mason Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Opportunity Trust (comprising Legg Mason Investment Trust, the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, MD

February 17, 2017

Legg Mason Opportunity Trust 2016 Annual Report	37

Board approval of management agreement (unaudited)

At its November 2016 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with LMM LLC (the “Manager”). The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 13, 2016, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager and the Fund’s Administrator, Legg Mason Partners Fund Advisor, LLC (the “Administrator”), to assist the Board, and in particular the Independent Trustees, in considering continuation of the Management Agreement. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Board, including the Independent Trustees, at its November 2016 meeting, reviewed and evaluated the supplemental materials provided to assist the Board in considering continuation of the Agreements. The Independent Trustees further discussed continuation of the Management Agreement in an executive session with independent legal counsel on November 2, 2016.

In voting to approve continuation of the Management Agreement, the Board, including the Independent Trustees, considered whether approval of the Management Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Management Agreement are reasonable and fair and that it was in the best interests of the Fund and its shareholders to approve continuation of the Management Agreement.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement, noting that certain administrative functions under the Management Agreement had been delegated to the Administrator, an affiliate of the Manager. In addition to portfolio management services, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager’s affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Administrator in its management of the Fund’s affairs. The Board’s evaluation of the services provided by the Manager and the Administrator took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the quality of the Administrator’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the operational and

38	Legg Mason Opportunity Trust

compliance support that the Manager received from 1919 Investment Counsel, LLC. The Board also considered the financial strength of Legg Mason, Inc., which is a partial owner of the Manager.

The Board considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollar usage and the existence of quality controls applicable to brokerage allocation procedures.

The Board also considered that on August 11, 2016, the Manager and Legg Mason, Inc. announced a definitive agreement to sell Legg Mason, Inc.’s 50% ownership stake in the Manager to Bill Miller, who at that time, along with an entity he controls, owned the other 50%, and that the sale, which is expected to occur in early 2017, would terminate the Management Agreement. To facilitate the continuance management of the Fund by the Manager, the Board approved the reorganization of the Fund into a newly organized series of the Trust for Advised Portfolios, subject to the approval of shareholders of the Fund.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. In addition, the trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its Performance Universe and benchmark, as well as other performance measures, such as Morningstar rankings, and had met with the Fund’s portfolio managers at in-person meetings during the year.

The Board noted that the Fund’s performance for Class C Shares for the one-, three- and five-year periods ended June 30, 2016 placed it in the fifth, fifth and fourth quintiles, respectively (the first quintile being the best performers and the fifth quintile being the worst performers). The Board considered that the Fund experienced a period of significant underperformance during the 2011 debt ceiling crisis and the first half of 2016. The Board also considered the higher volatility of the Manager’s investment strategy. The Board received and reviewed updated performance information for the Fund through September 30, 2016, which reflected improved performance. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance, along with the proposal being submitted to shareholders to reorganize the Fund, led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Management Agreement to provide for continuity of investment management while shareholders consider the reorganization proposal.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the advisory and other services provided by the Manager and its affiliates. The Board reviewed and considered the actual management fee (the “Actual Management Fee”).

Legg Mason Opportunity Trust	39

Board approval of management agreement (unaudited) (cont’d)

The Board was advised that the Manager did not have other U.S. clients investing primarily in an asset class similar to that of the Fund. However, the Board received an analysis of complex-wide management fees provided by the Administrator, which, among other things, sets out the range of fees based on asset classes. In addition, the Administrator provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same asset class, including any subadvisory relationships with unaffiliated registered investment companies.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that, although Contractual and Actual Management Fees were in the fourth quintile relative to the Broadridge peer group and the actual total expense ratio for the Class C Shares was higher than the Broadridge expense group average, actual total expense ratio for the Class C Shares was at the expense group median and lower than the expense universe median. The Board noted the Manager’s explanation for higher Management Fees: that the Fund’s investment strategy is not limited by investment style or asset class, and as a result, management of the Fund is resource-intensive. The Board also reviewed the expense ratios for each class of shares of the Fund.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability to the Manager and its affiliates in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2016 and 2015, which corresponds to Legg Mason’s fiscal year end. The Board also reviewed certain information showing historical profitability for fiscal years 2012 through 2016. The Board also received a report by an independent consultant regarding its assessment of the methodologies used by Legg Mason for its profitability study. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Among other information, the Board reviewed management fee reductions due to breakpoints during the Manager’s 2014 and 2015 fiscal years. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional

40	Legg Mason Opportunity Trust

products and services to Fund shareholders. The Board also considered the information provided by the Administrator regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of the Management Agreement is in the best interests of the Fund.

Legg Mason Opportunity Trust	41

Additional shareholder information (unaudited)

On February 3, 2017, a Special Meeting of Shareholders was held to approve an Agreement and Plan of Reorganization providing for (1) the transfer of all of the assets of the Fund to Miller Opportunity Trust (the “MOT Acquiring Fund”), a newly organized series of the Trust for Advised Portfolios, in exchange for (a) shares of each class of the MOT Acquiring Fund corresponding to an outstanding class of shares of the Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of that corresponding class of shares of the Fund, and (b) the MOT Acquiring Fund’s assumption of all of the liabilities of the Fund, followed by (2) the liquidating distribution to shareholders of the Fund, on a pro rata basis within each share class, of the shares of the corresponding class of the MOT Acquiring Fund.

The following table provides the information concerning the matter voted on at the Special Meeting of Shareholders:

Dollar Value Outstanding For	Dollar Value Outstanding Against	Dollar Value Abstaining	Dollar Value of Broker Non-Votes
$544,631,118	$12,015,938	$13,873,811	$113,166,102

The Reorganization of the Fund is subject to the satisfaction of certain conditions. If the required conditions are satisfied, the Reorganization is expected to occur on or about February 24, 2017, or such other date as the parties may agree. The Reorganization may be delayed or may not close under certain circumstances.

42	Legg Mason Opportunity Trust

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Opportunity Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason Opportunity Trust	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

44	Legg Mason Opportunity Trust

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods)

Legg Mason Opportunity Trust	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	149
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

46	Legg Mason Opportunity Trust

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Legg Mason Opportunity Trust	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

48	Legg Mason Opportunity Trust

Legg Mason

Opportunity Trust

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment adviser and manager

LMM LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Opportunity Trust

The Fund is a separate investment series of Legg Mason Investment Trust, a Maryland statutory trust.

Legg Mason Opportunity Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Opportunity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013155 2/17 SR17-2998

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Arthur S. Mehlman and Robert M. Tarola possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,476 in December 31, 2015 and in $57,847 December 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2015 and $0 in December 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,860 in December 31, 2015 and $5,920 in December 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $508 in December 31, 2015 and $513 in December 31, 2016 other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Investment Trust, Inc.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2016; Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2016; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Investment Trust during the reporting period were $0 in December 31, 2015 in $0 in December 31, 2016.

(h) Yes. Legg Mason Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS .

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES .

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive officer

Date:	February 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive officer

Date:	February 23, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 23, 2017